UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2022

Core Scientific, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Barton Springs Road, Suite 300 Austin, Texas	78704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 402-5233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CORZ	The Nasdaq Global Select Market
Warrants, exercisable for shares of common stock	CORZW	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by Core Scientific, Inc. (the “Company”) with the Securities and Exchange Commission on August 11, 2022 (the “Original Report”) to report the announcement of the Company’s financial results for the fiscal quarter ended June 30, 2022. The Amendment is being filed to furnish an updated and reissued version of the press release (the “Updated Press Release”) and company presentation the (“Updated Presentation” and, together with the Updated Press Release, the “Updated Materials”) furnished as Exhibits 99.1 and 99.2 to the Original Report (the “Original Materials”). The Original Report otherwise remains unchanged.

As noted in the Original Materials, the results presented therein were preliminary and subject to change. The Updated Materials were issued to update (1) the impairment of goodwill and other intangibles for the three and six month periods ended June 30, 2022 from $840.0 million to $790.8 million and (2) the income tax benefit (a) for the three month period ended June 30, 2022 from $46.7 million to $48.7 million and (b) for the six months ended June 30, 2022 from $4.3 million to $6.2 million.

The financial results impacted by the change in the impairment of goodwill and other intangibles are as follows:

•Operating loss for the three months ended June 30, 2022 was $1.05 billion (previously reported as $1.09 billion);
•Net loss for the three months ended June 30, 2022 was $810.5 million (previously reported as $861.7 million);
•Operating loss for the six months ended June 30, 2022 was $1.07 billion (previously reported as $1.12 billion); and
•Net loss for the six months ended June 30, 2022 was $1.28 billion (previously reported as $1.33 billion);

These updates relate to changes to the calculation of that were identified by management after the issuance of the original press release while the Company was completing its internal review procedures with respect to its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2022.

Item 2.02    Results of Operations and Financial Condition

On August 22, 2022, the Company issued the Updated Press Release announcing its financial results for the fiscal quarter ended June 30, 2022. A copy of the Updated Press Release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 22, 2022, the Company also released the Updated Presentation reporting such results. A copy of the Updated Presentation is furnished hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure
The information contained in Item 2.02 is incorporated herein by reference.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K/A, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statement and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 22, 2022

99.2	Company Presentation dated August 22, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Scientific, Inc.

Dated: August 22, 2022

	By:	/s/ Todd M. DuChene
	Name:	Todd M. DuChene
	Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary